UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2017

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

Not Applicable

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 18, 2017, at the Annual Reorganization Meeting of the Board of Directors of M&T Bank Corporation (“M&T”), the Board of Directors took action to amend Article IV of its Bylaws regarding Officers to designate that the office of President is a discretionary position. The text of the amendment to the Bylaws is attached as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

M&T Bank Corporation 2017 Annual Meeting of Shareholders

M&T held its 2017 Annual Meeting of Shareholders on April 18, 2017. At the 2017 Annual Meeting, shareholders approved all of the Board of Directors’ proposals which included (i) the election of fourteen (14) directors of M&T, for one-year terms and until their successors are elected and qualified; (ii) the approval of an annual frequency of shareholder advisory votes on the compensation of M&T’s Named Executive Officers; (iii) the approval of the compensation of M&T’s Named Executive Officers; and (iv) the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2017. The voting results for each proposal, including the votes for and against or withheld, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for purposes of determining whether a quorum was present, but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote for or against such proposal and were not counted in determining the number of votes required for approval.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, “Submission of Matters to a Vote of Security Holders.” The following table reflects the tabulation of the final votes with respect to each director who was elected at M&T’s 2017 Annual Meeting (Proposal 1):

NOMINEES:	FOR	WITHHELD	BROKER NON-VOTE

Brent D. Baird	122,402,945	9,034,372	11,072,711

C. Angela Bontempo	122,823,843	8,613,474	11,072,711

Robert T. Brady	122,650,724	8,786,593	11,072,711

T. Jefferson Cunningham III	128,702,447	2,734,870	11,072,711

Gary N. Geisel	130,553,773	883,544	11,072,711

Richard A. Grossi	131,012,393	424,925	11,072,711

John D. Hawke, Jr.	130,200,508	1,236,809	11,072,711

Newton P.S. Merrill	130,922,992	514,326	11,072,711

Melinda R. Rich	119,555,064	11,882,254	11,072,711

Robert E. Sadler, Jr.	127,715,313	3,722,005	11,072,711

Denis J. Salamone	130,221,543	1,215,775	11,072,711

David S. Scharfstein	131,033,242	404,076	11,072,711

Herbert L. Washington	123,391,914	8,045,404	11,072,711

Robert G. Wilmers	129,108,069	2,329,248	11,072,711

The following table reflects the tabulation of the votes with respect to the approval of the frequency of future advisory votes on the compensation of M&T’s Names Executive Officers (Proposal 2):

1YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON- VOTE

120,869,506	871,566	9,117,475	578,023	11,072,711

The following table reflects the tabulation of the votes with respect to the approval of the compensation of M&T’s Named Executive Officers (Proposal 3):

FOR	AGAINST	ABSTAIN	BROKER NON- VOTE

128,687,263	1,941,916	808,000	11,072,711

The following table reflects the tabulation of the votes with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of M&T for the year ending December 31, 2017 (Proposal 4):

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

141,312,377	928,068	269,583	*

* Not applicable

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit No.	Exhibit Description

3.2	Amendment to M&T Bank Corporation’s Amended and Restated Bylaws, dated April 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

Date: April 20, 2017
By: /s/ Marie King
Name: Marie King Title: Group Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.2	Amendment to M&T Bank Corporation’s Amended and Restated Bylaws. Filed herewith.